UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

 17605 Wright Street,  Omaha, NE 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

         80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:  11/30

Date of reporting period:  8/31/2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
August 31, 2013

Shares		Value
	COMMODITY TRADING ADVISORS # - 5.3%
1,508,253	wPraxis Fund Limited* (Cost $1,575,000)	$ 1,583,530

	EXCHANGE TRADED FUNDS - 44.4%
	DEBT FUNDS - 44.4%
21,336	iShares Barclays 1-3 Year Credit Bond ETF	2,241,347
4,000	iShares Floating Rate Bond ETF	202,640
4,000	PIMCO Enhanced Short Maturity ETF	405,236
71,000	SPDR Barclays Short Term Corporate Bond ETF	2,169,050
12,000	SPDR Blackstone / GSO Senior Loan ETF	598,920
14,000	Vanguard Intermediate-Term Corporate Bond ETF	1,154,440
27,000	Vanguard Short-Term Bond ETF	2,161,080
32,000	Vanguard Short-Term Corporate Bond ETF	2,534,400
28,000	Vanguard Short-Term Government Bond ETF	1,701,840
	TOTAL EXCHANGE TRADED FUNDS (Cost $13,305,408)	13,168,953

	SHORT-TERM INVESTMENTS - 35.2%
	MONEY MARKET FUND - 25.1%
7,441,394	AIM STIT Liquid Assets Portfolio, to yield 0.01%+ *	7,441,394

Principal ($)
	U.S. TREASURY - 10.1%
1,000,000	United States Treasury Bill due 11/29/2013, 0.040%	999,970
1,000,000	United States Treasury Bill due 12/26/2013, 0.105%	999,938
1,000,000	United States Treasury Bill due 1/30/2014, 0.065%	999,893
		2,999,801

	TOTAL SHORT-TERM INVESTMENTS (Cost $10,441,195)	10,441,195

	TOTAL INVESTMENTS - 84.9% (Cost $25,321,603) (a)	$ 25,193,678
	OTHER ASSETS AND LIABILITIES - 15.1%	4,486,303
	NET ASSETS - 100.0%	$ 29,679,981

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $25,321,603 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 8,542
	Unrealized depreciation:	(136,467)
	Net unrealized depreciation:	$ (127,925)
* All or a portion of this security is a holding of the Witherspoon Fund Limited.
+ Money market fund; interest rate reflects seven-day effective yield on August 31, 2013.

 #  The number of shares presented for commodity trading adviser positions represent share values assigned by the Fund, as underlying funds do not issue shares. These hypothetical shares are assigned a value of $1 per share upon initial investment. Each transaction thereafter is made at the adjusted share price reflective of the change in net asset value of the underlying fund.

Witherspoon Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
August 31, 2013

SWAP CONTRACT		Unrealized Gain/(Loss)

The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the Witherspoon Index, a proprietary index of the London Branch of Deutsche Bank AG.  The Witherspoon Index features a basket of commodity trading advisor (“CTA”) programs selected by Witherspoon Asset Management LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform.  The Witherspoon Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists.  According to the terms of the swap, Witherspoon Asset Management LLC can modify the Witherspoon Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the Witherspoon Index, or by adding, deleting, or re-weighting the constituent CTA programs.  The swap became effective on February 15, 2013 and has a term of five years therefrom unless terminated earlier.  The swap includes a built-in fee for Deutsche Bank AG that varies according to the notional value of the swap.  Deutsche Bank AG earns a fee of 0.75% per annum on any notional swap value up to $50 million, 0.55% per annum on any notional swap value between $50 million and $100 million, and 0.50% per annum on any notional swap value in excess of $100 million. (Notional Value $26,771,984)

Total Net Unrealized Loss on Swap Contract		$ (1,253,713)

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary Index. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this proces and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x)

current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.   The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Consolidated Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. As of August 31, 2013, the net change in unrealized depreciation on the swap contract was $1,253,713.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of August 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Commodity Trading Advisors	$ -	$ 1,583,530	$ -	$ 1,583,530
Exchange Traded Funds	13,168,953	-	-	13,168,953
Money Market Fund	7,441,394	-	-	7,441,394
U.S. Treasury	-	2,999,801	-	2,999,801
Total	$ 20,610,347	$ 4,583,331	$ -	$25,193,678
Liabilities	Level 1	Level 2	Level 3	Total
Swap Contracts	$ -	$ 1,253,713	$ -	$ 1,253,713
Total	$ -	$ 1,253,713	$ -	$ 1,253,713

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.
* See Portfolio of Investments for industry classification

Consolidation of Subsidiaries – Witherspoon Managed Futures Strategy Fund ("WMFSF") with Witherspoon Fund Limited ("WFL") – The Consolidated Portfolio of Investments includes the accounts of WFL, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

WMFSFL may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with WMFSFL's investment objectives and policies.

WFL, through its investments in managed futures programs, utilizes commodity based derivative products to facilitate WMFSF's pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, WMFSF may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the WMFSF Prospectus.

A summary of the WMFSFL's investments in the CFC is as follows:

	Inception Date of CFC	CFC Net Assets at August 31, 2013	% of Fund Net Assets at August 31, 2013
WFL	2/11/2013	6,705,022	22.59%

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the  Securities Exchange Act of 1934, as amended.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

 Item 3.  Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust II

By

*/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

10/30/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date   10/30/13

By

*/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

10/30/13